TIAA-CREF Funds	Supplement

TIAA-CREF U.S. Equity Funds

TIAA-CREF Quant Large-Cap Growth Fund

TIAA-CREF Quant Large-Cap Value Fund

SUPPLEMENT NO. 1

dated March 9, 2020, to the Statutory Prospectus dated March 1, 2020

James Johnson is no longer a portfolio manager of the TIAA-CREF Quant Large-Cap Growth Fund and the TIAA-CREF Quant Large-Cap Value Fund (the “Funds”). Therefore, all references to Mr. Johnson are hereby removed from each Fund’s portfolio management team disclosure in the Statutory Prospectus. Max Kozlov will continue to serve as portfolio manager of each Fund.

Accordingly, the following hereby replaces in its entirety the header and the first sentence in the sub-section entitled “Portfolio Managers” in the section entitled “Portfolio management” on pages 55 and 63 of the Statutory Prospectus:

Portfolio Manager. The following person is primarily responsible for the management of the Fund on a day-to-day basis:

A40816 (3/20)

TIAA-CREF Funds	Supplement

TIAA-CREF Funds

SUPPLEMENT NO. 2

dated March 9, 2020, to the Statement of Additional Information (“SAI”) dated March 1, 2020 and August 1, 2019, as supplemented through March 1, 2020

James Johnson is no longer a portfolio manager of the TIAA-CREF Quant Large-Cap Growth Fund and the TIAA-CREF Quant Large-Cap Value Fund (the “Funds”). Therefore, all references to Mr. Johnson are hereby removed from each Fund’s portfolio management team disclosure in the SAI.

A40817 (3/20)